BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road
256 Durham Plaza
Omaha, Nebraska 68114
(402) 397-4700

FIRST QUARTER
SHAREHOLDER REPORT

2004

Contents of Report

Pages 1 - 4	Shareholder Letter

Exhibit 1	Portfolio Transactions from January 1, 2004, through March 31, 2004

Exhibit 2	Selected Historical Financial Information
Exhibit 3	Reports to Stockholders of Management Companies

Pages F1 - F14	Unaudited Financial Statements for the Three Months Ended March 31, 2004

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF BRIDGES INVESTMENT FUND, INC. AND IS UNDER NO CIRCUMSTANCES TO BE CONSTRUED AS AN OFFERING OF SHARES OF THE FUND. SUCH OFFERING IS MADE ONLY BY PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY INQUIRY TO THE FUND'S OFFICE.

BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman
Edson L. Bridges III	President and Chief Executive
and Investment Officer
Randall D. Greer	Vice President
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Auditors

Deloitte & Touche LLP
First National Tower
1601 Dodge Street, Suite 3100
Omaha, Nebraska 68102

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel

Ballard, Spahr, Andrews & Ingersoll, LLP
1225 Seventeenth Street, Suite 2300
Denver, Colorado 80202

April 26, 2004

Dear Shareholder:

Investment Results

Bridges Investment Fund, Inc. had a total return of 2.80% during the first quarter of 2004 based on a year-end 2003 net asset value of $31.04 per share and a March 31, 2004, net asset value of $31.91 per share. On a trailing 12-month basis for the period ending March 31, Bridges Investment Fund, Inc. had a total return of 43.42%. By comparison, the S&P 500 had total returns of 1.69% for the first quarter and 35.10% for the trailing 12 months ended March 31, 2004.

The following table summarizes the 10 largest equity holdings in the Fund as of March 31, 2004:
		03/31/04%		% of	Price.	Price	EPS	EPS			EPS Lt.
No. of		Market	of	Total	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	QTD	12 Mos.	Gr. Rate	04 Vs. 03	2004	2005	Gr. Rate
53,500	Capital One	4,035,505	6.6%	6.1%	23.1%	151.3%	31%	14%	13.4	11.7	15%
45,000	Altria	2,450,250	4.0%	3.7%	0.1%	81.7%	9%	5%	11.2	10.4	8%
50,000	First Data	2,108,000	3.5%	3.2%	2.6%	13.9%	20%	14%	19.7	17.1	15%
30,000	Best Buy	1,551,600	2.6%	2.3%	-1.0%	91.8%	22%	27%	21.4	18.4	15%
50,000	MBNA	1,381,500	2.3%	2.1%	11.2%	83.6%	21%	16%	13.3	11.8	13%
22,000	Harrah's Entertainment	1,207,580	2.0%	1.8%	10.3%	53.8%	23%	6%	17.9	16.4	14%
30,000	Home Depot	1,120,800	1.8%	1.7%	5.3%	53.4%	17%	11%	17.9	15.5	12%
250	First Natl. of Nebraska	1,093,750	1.8%	1.6%	11.3%	44.2%	8%	7%	10.5	9.8	7%
350	Berkshire Hath. Cl. B	1,088,853	1.8%	1.6%	10.5%	45.6%	60%	7%	24.6	22.6
20,000	PepsiCo	1,077,000	1.8%	1.6%	15.5%	34.6%	13%	14%	23.4	21.0	12%
		17,114,838	28.2%	25.8%

	Total Equities	60,786,854		91.6%

	Total Assets	66,345,989

The first quarter of 2004 was generally positive for equities; the Fund's common stocks had a total return of 3.20%, which was slightly ahead of the 1.69% total return for the S&P 500. The outperformance by the Fund's common stocks during the first quarter was driven primarily by strong gains during the quarter in Berkshire Hathaway (+10.52%), Capital One (+23.12%), Cardinal Health (+13.30%), First National of Nebraska (+11.32%), Flextronics (+17.87%), D. R. Horton (+23.16%), MBNA (+11.03%), PepsiCo (+15.64%), and Target (+17.48%).

We continue to expect 2004 to be a challenging year for both equities and bonds; however, we expect equities to provide materially better returns during the year than fixed income securities, given our expectation that interest rates will rise on balance throughout the year. Since March 16, the 10-year yield has gone from 3.68% to 4.44%; we believe the 10-year yield could rise to 4.75%-5.25% by year end.

While rising interest rates may lead to periods of difficulty for equities, we believe that underlying corporate profitability will continue to improve in 2004, although the rate of change of growth in earnings will slow as the year unfolds. In a 5% 10-year interest rate environment, a P/E of 18-20x earnings for the S&P 500 is appropriate; with $60-$64 of earnings likely for the S&P 500 in 2004, the Index should trade in a range of 1,080-1,280. At 1,130 currently, the Index offers reasonable upside potential during the rest of 2004. That said, we believe that the large run-up in equity prices over the past 12 months increases the odds of a significant correction (at least 5-10%) sometime in 2004.

As earnings growth slows in the second half of the year, we expect to gradually transition the portfolio from a more offensive stance (reducing holdings in economically sensitive stocks) toward a more defensive posture (increasing holdings in companies that are less economically sensitive). Since the market's bottom on March 11, 2003, the Morgan Stanley Cyclical Index is up 86% versus a 33% advance for the Morgan Stanley Consumer Index (and advances of 46% for the S&P 500 and 63% for the NASDAQ Composite). We think a combination of valuation disparities and earnings stability differential skews the odds in favor of stable, consistently growing companies outperforming cyclical, economically sensitive companies over the next 12 months.

Despite the strong overall advance in stock prices since March of 2003, we believe that the Fund's equities remain attractively valued looking out over the next three-to-five years. In general, the Fund's equities have posted good earnings results in the difficult economic environment over the past 24 months; thus far during the first quarter earnings reporting season, earnings results have continued to be strong, and we expect that our companies will continue to generate strong financial performance for the foreseeable future. Consequently, we remain constructive about the longer-term appreciation potential for the portfolio's equities.

Financial Statements

The Fund's unaudited financial statements that appear on pages F-1 through F-14 provide the Schedule of Portfolio Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the Notes to Financial Statements as of March 31, 2004. These presentations comprise our basic report to you. Please refer to Exhibits 1 and 2 for statements about the Fund's portfolio transactions for the First Quarter of 2004 and for the Fund's historical information with respect to net assets, shares outstanding, net asset value per share, dividends, and capital gains distributions from 1963 through 2003. Exhibit 2 also records quarterly information for the March 31, 2004, period compared to the March 31, 2003, results.

Required Reports

Rule 30d-1(6) of the General Rules and Regulations as promulgated under the Investment Company Act of 1940 by the Securities and Exchange Commission requires certain reports to stockholders with respect to any matter that was submitted to a shareholder vote during the period covered by this financial report. The 2004 Annual Meeting of Shareholders of the Fund was held on February 17, 2004. The information that is required to be reported to you with respect to this meeting appears in Exhibit 3. A similar presentation will be made each time an annual or special meeting is held by the Fund, and in the case of this report, the same information will be published again in January, 2005, within the Annual Shareholder Report for 2004 to fulfill certain requirements in connection with the solicitation of proxies for the next Annual Meeting of Shareholders.

Cash Distributions

On April 13, 2004, the Board of Directors declared a $0.055 per share dividend on shares of capital stock that were outstanding on April 13, 2004 -- the record date for this income distribution. This dividend amount will be payable on or about April 26, 2004. This dividend is payable from the $114,040 net investment income earned during the January-March, 2004, Quarter and $6,724 earned during 2003.

Privacy Policy

The 2004 edition of the Privacy Policy for Bridges Investment Fund, Inc. is enclosed with this letter. The policy is unchanged from the one that we delivered or mailed to you last year.

Prospectus

Your personal copy of our Fund's new Prospectus that became effective on April 19, 2004, is included with the other items mailed to you at this time.

Restated Information

The Annual Shareholder Report for 2003 dated January 21, 2004, as originally issued to you carried net asset values per share on the first page of the cover letter that did not agree with the audited figures as recorded in Exhibit 2 on page 11 and in Footnote 7 on page 29. The correct net asset values per share were $31.04 for December 31, 2003, and $23.05 for December 31, 2002. The incorrect numbers as originally reported were $31.10 and $23.10 for the respective dates shown above. Corrected copies of the 2003 Annual Report that record the audited numbers in the text of the cover letter are available upon request to the Fund's Secretary, Mary Ann Mason.

Smooth Transition

The Board of Directors elected Edson L. Bridges III as the Fund's President and Chief Executive and Investment Officer on April 13, 2004. Bridges Investment Management, Inc. succeeded Bridges Investment Counsel, Inc. as manager of the Fund on April 17, 2004, in accordance with the shareholder vote at the February 17, 2004, Annual Meeting. There were 1,646,128 shares represented at that meeting from a total of 2,040,581 shares eligible to vote, to create an 80.55% participation by the Fund's owners of capital stock. This is an excellent turnout of shares for the Annual Meeting, and the Fund's directors and officers thank you for that assistance in conducting our corporate affairs. We feel greatly affirmed that 98.2% of proxy ballots cast voted for the change in investment managers.

Off to a Good Start

There was a 62,530 net gain in total shares outstanding for the Fund during the First Quarter of 2004, representing $1,981,555 in fresh capital for the Fund. One of our long-term goals is to raise net assets to over $100 million over a period of years. Many thanks for being our shareholder and an integral part of this enterprise.

Sincerely yours,

Edson L. Bridges II, CFA

Chairman

Edson L. Bridges III, CFA

President

ELBII:ELBIII:kjs

enc.

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

JANUARY 1, 2004, THROUGH MARCH 31, 2004

Securities Common Stocks Unless Described Otherwise	Bought or Received $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

Allergan, Inc.	3,000	3,000
Altria Group, Inc.	5,000	45,000
Anadarko Petroleum Corp.	10,000	10,000
Bank of America Corp.	7,000	10,000
Cardinal Health, Inc.	5,000	15,000
(1) Centex Corp.	5,000	10,000
Citigroup	2,001	12,000
Colgate Palmolive Co.	2,000	12,000
Comcast Corp. Class A Special	3,000	15,000
ConAgra Foods, Inc.	10,000	10,000
(2) Eagle Materials, Inc.	221	221
(3) Eagle Materials, Inc. Class B	745	745
Equity Office Property Trust 7.75% Series G Preferred	5,000	10,000
(4) Fair Isaac Corp.	6,000	18,000
(5) First Data Corp.	25,000	50,000
General Mills, Inc.	3,000	10,000
(6) Horton (D.R.), Inc.	10,000	30,000
(7) Johnson Controls, Inc.	5,000	10,000
Johnson & Johnson	5,000	20,000
Level 3 Communications 9.125% due 5/1/08	100M	700M
Lowes Companies	5,000	10,000
Marsh & McLennan	3,000	15,000
MBNA Corp.	5,000	50,000
Omnicare, Inc.	7,000	7,000
Paychex, Inc.	5,000	15,000
PepsiCo, Inc.	5,000	20,000
Public Storage 8.00% Series R Preferred	5,000	10,000
Tyco International	10,000	10,000
United Online, Inc.	7,500	30,000
Various Issues of Commercial Paper Notes purchased during 1st Quarter, 2004	25,024M	520M

(1) Received 5,000 shares in a 2-for-1 stock split on March 15, 2004.

(2) Received 221 shares in a spin-off of Centex Corp. on February 2, 2004.

(3) Received 745 shares in a spin-off of Centex Corp. on February 2, 2004.

(4) Received 6,000 shares in a 3-for-2 stock split on March 11, 2004.

(5) Received 18,250 shares in exchange for 50,000 shares of Concord EFS on

February 27, 2004.

(6) Received 10,000 shares in a 3-for-2 stock split on January 13, 2004.

(7) Received 5,000 shares in a 2-for-1 stock split on January 5, 2004.

Exhibit 1

(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

JANUARY 1, 2004, THROUGH MARCH 31, 2004

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

AES Corporation	10,000	60,000
Alcoa, Inc.	10,000	30,000
Altera Corp.	5,000	20,000
Cavco Industries, Inc.	250	--
(8) Concord EFS	50,000	--
Flextronics International Ltd.	10,000	50,000
Gap, Inc.	15,000	35,000
Level 3 Communications	8,000	157,000
MDU Resources Group, Inc.	22,500	--
Morgan Stanley	5,000	15,000
(9) Nexen, Inc. 9.375% Preferred Series 1	5,000	--
Retek, Inc.	5,000	20,000
Solectron Corp.	13,600	36,400
Sprint PCS Corp.	30,000	--
Sun Microsystems, Inc.	30,000	--
U.S. Treasury Bonds 9.125% due 05/15/2009	200M	--
Various Issues of Commercial Paper Notes Maturing during 1st Quarter, 2004	24,504M	--

(8)  Delivered out in exchange for 18,250 shares of First Data Corp. on

February 27, 2004.

(9)  Entire issue called at par on February 9, 2004.

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION

- - - - - - - - - - - - -Year End Statistics - - - - - - - - - - - - -
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$ 109,000	10,900	$10.00	$ -	$ -
12-31-63	159,187	15,510	10.13	.07	-
12-31-64	369,149	33,643	10.97	.28	-
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	-
12-31-67	850,119	64,427	13.20	.295	-
12-31-68	1,103,734	74,502	14.81	.315	-
12-31-69	1,085,186	84,807	12.80	.36	-
12-31-70	1,054,162	90,941	11.59	.37	-
12-31-71	1,236,601	93,285	13.26	.37	-
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	-
12-31-75	1,056,439	111,619	9.46	.35	-
12-31-76	1,402,661	124,264	11.29	.38	-
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	-
12-31-02	45,854,541	1,989,769	23.05	.20	-
12-31-03	62,586,435	2,016,560	31.04	.24	-

- - - - Current Quarter Compared to Same Quarter in Prior Year - - - -
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

03-31-03	45,294,001	2,018,489	22.44	-	-
03-31-04	66,345,989	2,079,090	31.91	-	-

Exhibit 3

BRIDGES INVESTMENT FUND, INC.

REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

In Accordance With

Rule 30e-1(b) of the General Rules and Regulations Promulgated Under

The Investment Company Act of 1940 as Amended

"If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1) Annual Meeting held on February 24, 2004, at 11:00 a.m.

(2) Election of Directors for one year terms (All Directors Stand for

Annual Election):

	- - - - - - Votes Cast - - - - - -
Names of Directors Elected at Meeting	For	For All Nominees Except	Withhold Authority To Vote For All Nominees

Edson L. Bridges II	1,643,708	-	2,420
Edson L. Bridges III	1,643,666	42	2,420
N. P. Dodge, Jr.	1,643,708	-	2,420
John W. Estabrook	1,643,708	-	2,420
Jon D. Hoffmaster	1,643,708	-	2,420
John J. Koraleski	1,643,708	-	2,420
Gary L. Petersen	1,643,708	-	2,420
John T. Reed	1,643,708	-	2,420
Roy A. Smith	1,643,708	-	2,420
Janice D. Stoney	1,643,708	-	2,420
L.B. Thomas	1,643,708	-	2,420
John K. Wilson	1,643,708	-	2,420

(3) A brief description for each matter voted upon at the meeting:

Matters Voted Upon	For	Against	Abstain

(a) For a new investment advisory contract with Bridges Investment Management, Inc. as investment adviser to the Fund for the period from April 17, 2004 through April 17, 2005	1,616,850	12,601	16,677
(b) For the ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund for the Fiscal Year ending December 31, 2004	1,622,926	-	23,202

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

MARCH 31, 2004

(unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS - (91.6%)

Advertising - 1.2%
Omnicom Group, Inc.	10,000	$ 654,802	$ 802,500

Airfreight & Logistics - 2.0%
Expeditors International Washington	15,000	$ 553,554	$ 590,400
Fedex Corporation	10,000	688,396	751,600
		$ 1,241,950	$ 1,342,000

Auto Parts & Equipment - 0.9%
Johnson Controls	10,000	$ 385,750	$ 591,500

Banking and Finance - 6.2%
Bank of America Corporation	10,000	$ 791,024	$ 809,800
Fifth Third Bancorp	10,000	486,523	553,700
First National of Nebraska, Inc.	250	401,835	1,093,750
State Street Corporation	15,000	62,367	781,950
Wells Fargo & Co.	15,000	515,731	850,050
		$ 2,257,480	$ 4,089,250

Beverages - Soft Drinks - 1.6%
PepsiCo, Inc.	20,000	$ 454,058	$ 1,077,000

Building - Cement/Concrete/Aggregates - 0.1%
Eagle Materials, Inc.	221	$ 6,245	$ 13,006
Eagle Materials, Inc. Class B	745	20,556	43,508
		$ 26,801	$ 56,514

Building - Residential/Commercial - 2.4%
Centex Corporation	10,000	$ 238,696	$ 540,600
D. R. Horton, Inc.	30,000	407,704	1,062,900
		$ 646,400	$ 1,603,500

Casino Hotels - 1.8%
Harrah's Entertainment, Inc.*	22,000	$ 729,839	$ 1,207,580

Computers - Hardware and Software - 2.8%
Cisco Systems, Inc.*	40,000	$ 361,396	$ 942,800
Microsoft Corporation*	30,000	266,000	747,900
Retek, Inc.*	20,000	260,702	151,200
		$ 888,098	$ 1,841,900

Computers - Memory Devices - 0.7%
EMC Corporation/MASS*	35,000	$ 494,601	$ 476,000

Conglomerates - Industrial - 0.5%
General Electric	10,000	$ 270,842	$ 305,200

*Nonincome-producing security

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

(Continued)

MARCH 31, 2004

(unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Data Processing and Management - 5.9%
Automatic Data Processing	10,000	$ 398,716	$ 420,000
Fair Isaac and Company, Incorporated	18,000	234,627	649,440
First Data Corporation	50,000	1,952,060	2,108,000
Fiserv, Inc.*	20,000	664,527	715,400
		$ 3,249,930	$ 3,892,840

Diversified Operations - 2.1%
Berkshire Hathaway Inc., Class B *	350	$ 492,609	$ 1,088,853
Tyco International LTD	10,000	300,500	286,500
		$ 793,109	1,375,353

Drugs - Medicines - Cosmetics - 4.4%
Abbott Laboratories	15,000	$ 169,395	$ 616,500
Amgen, Inc.*	15,000	463,500	872,250
Johnson & Johnson	20,000	603,498	1,014,400
Merck & Co., Inc.	10,000	197,534	441,900
		$ 1,433,927	$ 2,945,050

E-Commerce - 1.5%
Ebay, Inc.*	14,000	$ 453,620	$ 969,920

Education - Higher - 0.4%
Apollo Group, Inc.	3,000	$ 193,740	$ 258,480

Electric - Generation - 0.8%
AES Corporation*	60,000	$ 522,044	$ 511,800

Electronic Components - Conductors - 4.0%
Altera Corporation*	20,000	$ 460,228	$ 409,600
Analog Devices, Inc.*	15,000	539,290	720,150
Applied Materials, Inc.*	40,000	662,576	853,200
Intel Corporation	25,000	483,548	680,000
		$ 2,145,642	$ 2,662,950

Electronics - 1.6%
Flextronics International Ltd.*	50,000	$ 865,950	$ 854,500
Solectron Corporation *	36,400	295,523	201,292
		$ 1,161,473	$ 1,055,792

Energy - Oil & Gas - Exploration and Production - 0.8%
Anadarko Petroleum Corporation	10,000	$ 526,200	$ 518,600

*Nonincome-producing security

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2004

(unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Finance - Diversified - 2.2%
Citigroup, Inc.	12,000	$ 581,682	$ 620,400
Morgan Stanley Dean Witter & Co.	15,000	750,012	859,500
		$ 1,331,694	$ 1,479,900

Finance - Investment Banks - 1.3%
Goldman Sachs Group, Inc.	8,000	$ 694,445	$ 834,800

Finance - Real Estate - 1.3%
Freddie Mac	15,000	$ 461,417	$ 885,900

Finance - Services - 9.5%
Capital One Financial Corporation	53,500	$ 1,935,422	$ 4,035,505
MBNA Corporation	50,000	1,061,832	1,381,500
Nelnet, Inc., Class A*	15,000	327,147	381,000
Paychex, Inc.	15,000	536,898	534,000
		$ 3,861,299	$ 6,332,005
Food Processing - 0.7%
General Mills, Inc.	10,000	$ 449,708	$ 466,800

Foods/Meats - Packaged - 0.4%
ConAgra Foods, Inc.	10,000	$ 276,407	$ 269,400

Hotels/Resorts/Cruise Lines - 0.7%
Carnival Corporation, Class A	10,000	$ 253,072	$ 449,100

Insurance - Brokers - 1.0%
Marsh & McLennan Cos., Inc.	15,000	$ 743,196	$ 694,500

Insurance - Multiline - 1.1%
American International Group, Inc.	10,000	$ 566,397	$ 713,500

Insurance - Property/Casualty - 0.7%
Progressive Corporation	5,000	$ 368,147	$ 438,000

Internet Software & Services - 0.8%
United Online, Inc.*	30,000	$ 407,509	$ 504,600

Machinery - Construction/Farming - 0.8%
Trinity Industries, Inc.	20,000	$ 386,383	$ 556,000

Medical - Dental - Services - 0.5%
Omnicare, Inc.	7,000	$ 320,458	$ 310,310

Medical - Drugs - 1.3%
Pfizer, Inc.	25,000	$ 787,050	$ 876,250

*Nonincome-producing security

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2004

(unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Medical Products - 0.4%
Stryker Corporation	3,000	$ 230,903	$ 265,590

Medical - Wholesale Drug Distribution - 1.9%
Allergan, Inc.	3,000	$ 262,676	$ 252,480
Cardinal Health, Inc.	15,000	931,176	1,033,500
		$ 1,193,852	1,285,980
Metal - Aluminum - 1.6%
Alcoa, Inc.	30,000	$ 685,675	$ 1,040,700

Movies & Entertainment - 0.9%
Viacom, Inc., Class B	15,000	$ 593,509	$ 588,150

Personal & Household Products - 1.0%
Colgate Palmolive Company	12,000	$ 621,658	$ 661,200

Petroleum Producing - 2.5%
BP PLC-Sponsored ADR	15,000	$ 368,832	$ 768,000
ChevronTexaco Corporation	10,000	340,535	877,800
		$ 709,367	$ 1,645,800

Publishing - 1.3%
Gannett, Inc.	10,000	$ 799,707	$ 881,400

Retail - Restaurants - 1.1%
Outback Steakhouse, Inc.*	15,000	$ 509,594	$ 730,500

Retail Stores - Apparel and Clothing - 1.2%
Gap, Inc.	35,000	$ 172,516	$ 767,200

Retail Stores - Building Materials and Home Improvement - 2.5%
The Home Depot, Inc.	30,000	$ 672,737	$ 1,120,800
Lowes Companies	10,000	550,243	561,300
		$ 1,222,980	$ 1,682,100

Retail Stores - Consumer Electronics - 2.3%
Best Buy Company, Inc.*	30,000	$ 687,851	$ 1,551,600

Retail Stores - Department - 1.4%
Target Corporation	20,000	$ 316,811	$ 900,800

Steel - 0.7%
Nucor Corporation	8,000	$ 392,304	$ 491,840

*Nonincome-producing security

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2004

(unaudited)
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Telecommunications - 3.3%
Level 3 Communications *	157,000	$ 1,119,225	$ 628,000
Vodafone Group PLC	30,000	772,993	717,000
West Corporation *	35,000	687,401	875,000
		$ 2,579,619	$ 2,220,000

Telecommunications - Equipment - 1.2%
Nokia Corporation Sponsored ADR	40,000	$ 421,175	$ 811,200

Television - Cable - 0.6%
Comcast Corporation - Special Class A *	15,000	$ 458,675	$ 417,750

Tobacco - 3.7%
Altria Group, Inc.	45,000	$ 1,913,031	$ 2,450,250

TOTAL COMMON STOCKS (Cost - $42,946,715)		$42,946,715	$60,786,854

PREFERRED STOCKS - (1.2%)

Banking and Finance - 0.4%
Harris Preferred Capital Corp., 7.375%, Series A	10,000	$ 250,000	$ 255,500

Financial - REITS - 0.8%
Equity Office Properties Trust, 7.75% Series G	10,000	$ 272,179	$ 275,000
Public Storage, 8.00% Series R	10,000	270,038	272,000
		$ 542,217	$ 547,000

TOTAL PREFERRED STOCKS (Cost - $792,217)		$ 792,217	$ 802,500

TOTAL PREFERRED AND COMMON STOCKS		$43,738,932	$61,589,354

*Nonincome-producing security

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2004

(unaudited)
Title of Security	Principal Amount	Cost	Fair Value
DEBT SECURITIES (7.0%)

Electronic Components - Conductors - 0.4%
Applied Materials, Inc. 7.125% Senior Notes due October 15, 2017	$250,000	$ 256,365	$ 290,425

Energy - Alternate Sources - 0.4%
CalEnergy Co., Inc., 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 229,440

Finance - Services - 1.7%
American Express Credit Corporation .850% Commercial Paper due April 06, 2004**	$260,000	$ 259,957	$ 259,957
American Express Credit Corporation .852% Commercial Paper due April 09, 2004**	$260,000	259,939	259,939
Duke Capital Corporation 8% Senior Notes due October 1, 2019	$250,000	276,716	300,175
MBNA Corporation 7.50% Senior Notes due March 15, 2012	$250,000	267,672	297,675
		$ 1,064,284	$ 1,117,746

Food - Packaged - 0.4%
Kraft Foods, Inc. 6.250% Notes due June 1, 2012	$250,000	$ 263,487	$ 280,700

Hotels and Motels - 0.5%
Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,066	$ 299,975

Medical - Wholesale Drug Distribution - 0.4%
Cardinal Health, Inc. 6.75% Notes due February 15, 2011	$250,000	$ 260,392	$ 290,975

Retail Stores - Department - 0.7%
Dillard Department Stores, Inc., 7.850% Debentures, due October 1, 2012	$150,000	$ 151,330	$ 158,265
Penney (J.C.) Co., Inc. 7.40% Notes due April 1, 2037	$250,000	263,649	271,800
		$ 414,979	$ 430,065

Services - Data Processing - 0.4%
Electronic Data Systems 7.125% Notes due October 15, 2009	$ 250,000	$ 263,177	$ 265,500

** Commercial Paper is purchased at a discount and redeemed at par.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

MARCH 31, 2004

(unaudited)
Title of Security	Principal Amount	Cost	Fair Value
DEBT SECURITIES (Continued)

Telecommunications - 0.8%
Level 3 Communications, Inc., 9.125% Senior Notes due May 1, 2008	$ 700,000	$ 530,819	$ 560,000

Tobacco - 0.4%
R.J. Reynolds Holding 7.250% Notes due June 1, 2012	$ 250,000	$ 260,700	$ 251,575
DEBT SECURITIES (Continued)

U.S. Government - 0.9%
U.S. Treasury, 9.375% Bonds, due February 15, 2006	$ 200,000	$ 254,817	$ 229,094

U.S. Treasury, 7.500% Bonds, due November 15, 2016	$ 300,000	308,436	395,625
		$ 563,253	$ 624,719

TOTAL DEBT SECURITIES (Cost - $4,327,522)		$ 4,327,522	$ 4,641,120

TOTAL INVESTMENTS IN SECURITIES - (99.8%) (Cost - $48,066,454)		$48,066,454	$66,230,474

CASH AND RECEIVABLES LESS TOTAL LIABILITIES - (0.2%)			115,515

NET ASSETS, March 31, 2004 - (100.0%)			$66,345,989

The accompanying notes to financial statements
are an integral part of this schedule.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004
(Unaudited)

ASSETS
Investments, at fair value
Common and preferred stocks (cost $43,738,932)	$61,589,354
Debt securities (cost $4,327,522)	4,641,120
Total investments	$66,230,474

Cash	105,338
Receivables
Dividends and interest	170,511
Subscriptions to capital stock	8,811

TOTAL ASSETS	$66,515,134

LIABILITIES
Redemption of capital stock	$ 23,650
Investment advisor, management and
service fees payable	82,533
Accrued operating expenses	62,962
TOTAL LIABILITIES	$ 169,145

NET ASSETS
Capital stock, $1 par value - Authorized 6,000,000 shares, 2,079,090 shares outstanding	$ 2,079,090

Paid-in surplus -	49,492,172
Net capital	$51,571,262

Net unrealized appreciation on investments	18,164,019
Accumulated undistributed net realized loss	(3,510,056)
Accumulated undistributed net investment income	120,764
TOTAL NET ASSETS	$66,345,989
===========

NET ASSET VALUE PER SHARE	$31.91
======

OFFERING PRICE PER SHARE	$31.91
======

REDEMPTION PRICE PER SHARE	$31.91
======

The accompanying notes are an integral
part of these financial statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2004
(Unaudited)
INVESTMENT INCOME
Interest	$ 82,721
Dividends (Net of foreign withholding taxes
of $675)	182,219

Total Investment Income		$ 264,940

EXPENSES
Management fees	82,533
Custodian fees	11,003
Insurance and other administrative fees	7,835
Bookkeeping services	7,122
Printing and supplies	10,964
Professional services	13,947
Dividend disbursing and transfer
agent fees	9,759
Computer programming	2,250
Taxes and licenses	366
Independent directors expense and fees	5,121

Total Expenses		$ 150,900
NET INVESTMENT INCOME		$ 114,040

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS

Net realized loss on transactions in
investments	$(1,564,823)

Net increase in unrealized appreciation
of investments	3,227,524

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS		$ 1,662,701

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$ 1,776,741
		===========

The accompanying notes are an integral
part of these financial statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
(Unaudited)
	2004	2003
INCREASE IN NET ASSETS
Operations -
Net investment income	$ 114,040	$ 119,774
Net realized loss on
transactions in investments	(1,564,823)	(111,613)
Net increase/(decrease) in unrealized
appreciation of investments	3,227,524	(1,207,449)
Net decrease in net assets
resulting from operations	$ 1,776,741	$ (1,199,288)

Net equalization debits/credits	1,258	857

Distributions to shareholders from -
Net investment income	--	--
Net realized gain from investments	--	--
Return of capital	--	--
Net capital share transactions	1,981,555	637,891

Total increase/(decrease) in net assets	$ 3,759,554	$ (560,540)

NET ASSETS:
Beginning of year	$ 62,586,435	$ 45,854,541

End of three months (including $6,724 of undistributed net investment income in 2003)	$ 66,345,989 ============	$ 45,294,001 ============

The accompanying notes are an integral
part of these financial statements.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004

(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

    A.  Investments

              Security transactions are recorded on trade date.  Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at fair value based on quoted market prices.  Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market price represents the closing bid price.  The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and fair value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

	2004	2003	Net Change
Net unrealized appreciation (depreciation):

Aggregate gross unrealized appreciation on securities	$ 19,187,569	$ 7,075,828

Aggregate gross unrealized depreciation on securities	(1,023,550)	(10,912,605)

Net	$ 18,164,019	$(3,836,777)	$ 22,000,796
	===========	===========	===========

            The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

B. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

C. Distributions to Shareholders

The Fund accrues income dividends to shareholders on a quarterly basis as of ex-dividend date. Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

D. Equalization

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

Under an Investment Advisory Contract, Bridges Investment Counsel, Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2003.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

Dividend disbursing and transfer agent services are provided by Bridges Investor Services, Inc. (Transfer Agent). The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer Agent.

(4)  SECURITY TRANSACTIONS

       The cost of long-term investment purchases during the three months ended
     March 31, was:

	2004	2003

Other Securities	$ 5,321,047	$ 90,179
	===========	===========

       Net proceeds from sales of long-term investments during the three months ended March 31, were:

	2004	2003

United States government obligations	$ 202,875	$ 161,344
Other Securities	2,648,912	904,403
Total Net Proceeds	$ 2,851,787	$ 1,065,747
	===========	===========

Total Cost Basis of Securities Sold	$ 4,416,610	$ 1,177,374
	===========	===========

(5)  NET ASSET VALUE

       The net asset value per share represents the effective price for all subscriptions and redemptions.

(6)  CAPITAL STOCK

       Shares of capital stock issued and redeemed are as follows:

	2004	2003

Shares sold	75,068	48,260
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	3,308	3,949
	78,376	52,209
Shares redeemed	15,845	23,489
Net increase	62,531	28,720
	=======	=======

      Value of capital stock issued and redeemed is as follows:

	2004	2003

Shares sold	$ 2,380,393	$ 1,088,852
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	106,394	91,882
	$ 2,486,787	$ 1,180,734

Shares redeemed	505,232	542,843
Net increase	$ 1,981,555	$ 637,891
	===========	============

(7) DISTRIBUTIONS TO SHAREHOLDERS

     On April 13, 2004, a cash distribution was declared from net investment income accrued through March 31, 2004.  This distribution was calculated as $.0550 per share.  The dividend will be paid on April 26, 2004, to shareholders of record on April 13, 2004.

(8) FEDERAL INCOME TAX INFORMATION

Distributions paid during the years ended December 31, 2003 and 2002, totaled $477,290 and $409,023 and were characterized as ordinary income for tax purposes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2003 (date of the latest tax return filed), the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$ 47,614,095

Unrealized appreciation	$ 17,568,249
Unrealized depreciation	$(2,631,754)
Net unrealized appreciation	$ 14,936,495

As of December 31, 2003 (date of the latest tax return filed), the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$ 14,936,495
Undistributed ordinary income	$ 6,274
Accumulated capital losses	$(1,928,636)

The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes is attributable to the deferral of capital losses occurring subsequent to October 31, 2003, of $16,598 for tax purposes. For tax purposes, such losses will be realized in the year ending December 31, 2004. The accumulated capital losses of $1,928,636 represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows: $1,600 in 2008, $353,438 in 2009, and $1,573,598 in 2010.